Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1999         1998          1999         1998
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   267,061  $   166,883   $   493,842  $   342,456
Provision for possible
 credit losses............     129,756       78,542       214,220      167,140
Other operating income....   1,028,532      765,196     1,932,262    1,464,706
Other operating expense...     798,823      575,688     1,544,396    1,120,823
  Net income..............     227,182      171,988       413,175      321,384

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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings.................. $       .28  $       .22   $       .51  $       .42
Earnings-assuming
 dilution.................         .27          .21           .49          .40
Dividends.................         .07          .06           .14          .12
Book value................        4.44         2.52

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RATIOS:

Return on average total
 assets...................        3.28%        3.16%         3.05%        2.99%
Return on average
 stockholders' equity.....       24.68        34.25         23.24        32.76
Average receivables to
 average deposits.........       93.86        83.90         89.06        85.56
Stockholders' equity to
 total assets.............       13.48         9.20

Loan Portfolio:
  Delinquency(b)..........        4.17         3.36
  Net credit losses.......        2.75         2.61          2.60         2.59

Managed Loans(c):
  Delinquency.............        4.64         4.60
  Net credit losses.......        4.41         4.42          4.39         4.30
  Net interest margin(d)..        7.70         7.45          7.65         7.41

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

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 5,410,118  $ 3,392,797
  Loan portfolio..........   9,931,874    9,322,087
  Securitized loans.......  49,182,696   40,032,895
                           -----------  -----------
    Total managed loans... $64,524,688  $52,747,779
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 5,276,424  $ 2,597,279   $ 3,711,138  $ 2,832,301
  Loan portfolio..........  10,284,580    8,402,221    10,725,229    8,416,175
  Securitized loans.......  47,493,415   39,415,940    46,640,292   38,807,228
                           -----------  -----------   -----------  -----------
    Total managed loans... $63,054,419  $50,415,440   $61,076,659  $50,055,704
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $25,929,706  $19,764,469   $47,560,332  $37,737,700

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,996,397  $ 4,218,656
Loans held for
 securitization...........   5,410,118    3,392,797

Credit card loans.........   7,879,505    6,530,081
Other consumer loans......   2,052,369    2,792,006
                           -----------  -----------
  Total loans.............   9,931,874    9,322,087
Reserve for possible
 credit losses............    (326,897)    (194,685)
                           -----------  -----------
  Net loans...............   9,604,977    9,127,402

Total assets..............  27,995,770   22,902,130
Total deposits............  16,377,482   13,322,061
Stockholders' equity......   3,773,430    2,107,629
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

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 4,739,828  $ 4,979,915   $ 5,700,510  $ 4,696,850
Loans held for
 securitization...........   5,276,424    2,597,279     3,711,138    2,832,301

Credit card loans.........   8,269,829    6,168,473     8,447,420    6,110,117
Other consumer loans......   2,014,751    2,233,748     2,277,809    2,306,058
                           -----------  -----------   -----------  -----------
  Total loans.............  10,284,580    8,402,221    10,725,229    8,416,175
Reserve for possible
 credit losses...........     (314,618)    (185,275)     (270,848)    (177,007)
                           -----------  -----------   -----------  -----------
  Net loans...............   9,969,962    8,216,946    10,454,381    8,239,168

Total assets..............  27,814,846   21,796,141    27,319,764   21,694,259
Total deposits............  16,579,726   13,109,669    16,209,034   13,146,917
Stockholders' equity......   3,692,566    2,013,931     3,585,400    1,978,496
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Weighted average common
 shares outstanding
 (000)(a).................     801,803      751,808       800,180      751,839
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(a).................     838,771      790,417       836,840      791,327
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
NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1998, to stockholders of record as of September 15, 1998. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.